SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


       Date of Report (date of earliest event reported): August 6, 1998



                        Aviation General, Incorporated
            (Exact name of Registrant as specified in its charter)


       Delaware                      0-21540                   Applied for
       (State of              (Commission File No.)           (IRS Employer
    Incorporation)                                         Identification No.)


                              7200 NW 63rd Street
                         Hanger 8, Wiley Post Airport
                            Bethany, Oklahoma 73008
         (Address of principal executive offices, including zip code)


                                (405) 495-8080
             (Registrant's telephone number, including area code)




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Item 5.           Other Events

         Effective August 6, 1998, the shares of common stock, $.50 par value, of Aviation General, Incorporated, a Delaware corporation (the "Company"), were deemed registered under section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company is a "successor issuer" to Commander Aircraft Company, a Virginia corporation ("Commander"), within the meaning of Rule 12g-3(a) under the Exchange Act, as a result of a merger in which one share of Company common stock was exchanged for each outstanding share of Commander common stock, and Commander became a wholly owned subsidiary of the Company.

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

         Exhibit                                     Description

         2.1 Form of Agreement and Plan of Reorganization (incorporated by reference to the Company's registration statement on Form S-4 filed on June 12,
                           1998).

         99                Press release.



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                                 SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Aviation General, Incorporated



                                      By: /s/ STEPHEN R. BUREN
                                            Stephen R. Buren
                                      Vice President, Chief Financial
                                          Officer and Treasurer


Date:  August 13, 1998


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